CMA

CMA California
Municipal Money Fund
--------------------
Annual Report

March 31, 1998
--------------------

[LOGO] Merrill Lynch

[GRAPHIC OMITTED]

To Our Shareholders:
--------------------------------------------------------------------------------

For the year ended March 31, 1998, CMA California Municipal Money Fund paid shareholders a net annualized yield of 3.06%.* As of March 31, 1998, the Fund's 7-day yield was 2.91%.

Economic Environment and Investment Strategy

Over the six-month period ended March 31, 1998, assets of CMA California Municipal Money Fund increased by more than $250 million. The Fund ended its fiscal year with assets at an all-time high of $2.0 billion. This represents an increase of over 22% compared to assets at March 31, 1997. Overall, in the past year, assets of California tax-exempt money funds increased dramatically as well, rising by almost $4.5 billion, a record high. By March 31, 1998, assets of the funds totaled $25.5 billion and represented approximately 15% of the total tax-exempt money fund industry assets. Unfortunately, new issuance has not kept pace with the increase in demand, and yield spreads between California state-specific issues and general market issues have increased, reflecting this sustained demand. As we discussed in our September 30, 1997 letter to shareholders, issuance in the latter part of the calendar year is traditionally very light. Our purchases of state of California revenue anticipation notes and other fixed-rate notes in September provided a solid block of core investments for the Fund, in addition to supplying both attractive yields and diversification. For most of the Fund's fiscal year, we extended the average portfolio maturity during these periods of supply as the market struggled initially to absorb new issuance. For much of the remainder of the fiscal year, however, a flat yield curve provided little incentive to extend the average portfolio maturity. Our core position of fixed-rate notes contributed to the Fund's strong performance for the year ended March 31, 1998. Diversification of the portfolio will take on added significance as the Securities and Exchange Commission has issued technical amendments to Rule 2a-7, which are guidelines governing money market funds. The new guidelines take effect on July 1, 1998 and will impose new diversification requirements relating to state-specific money funds.

During his State of the State address in January, Governor Pete Wilson proposed that voters approve the sale of bonds totaling $16.0 billion, largely for educational purposes. Additional bond proposals included the sale of $1.4 billion for the construction of jails, $1.3 billion for flood control and water conservation and $800 million for parks and coastline preservation. The fiscal year 1999 executive budget, which will be deliberated by both Houses of the legislature, proposes an overall spending increase of 5.6% and is predicated on the assumption that job growth and overall economic strength will continue in the state. Despite continued growth in employment and an improved housing market in the state of California, tax collections through the first five months of fiscal year 1998 were 1.4% below projections because, in part, of seasonal factors. However, revenue collections are projected to exceed budget expectations by approximately $500 million or about 1% by the end of the state's fiscal year in June. The state has recovered all the jobs lost during the


* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

--------------------------------------------------------------------------------

recession, and in 1997 alone created about 400,000 jobs. In January, the state also announced its intention to sell $1.0 billion of general obligation bonds, the second leg of its debt financing that was initiated last October.

The greatest threat to sustained growth in California is the Asian economic crisis. Commodity exports to Southeast Asia, Hong Kong and South Korea account for 3.5% of California's gross domestic product, with only the state of Washington experiencing a greater exposure to the Pacific Rim. Two-thirds of California's exports consist of computers, semiconductors, other electronic equipment and industrial instruments that have been large contributors to the state's economic expansion. Typically, these goods are not end products, but rather intermediate goods which are components of products assembled in Asia and shipped elsewhere. Ultimately, California companies may benefit when the Asian turmoil is resolved and the demand for high tech goods resumes. Another potential effect of the Asian crisis may be felt through lessened Asian capital investment within the state, as money is repatriated.

The improved finances of California and its municipalities may result in reduced issuance this year. During April, as we traditionally see redemptions associated with the payment of taxes, we are prepared to sell fixed-rate notes which mature in the next 90 days to meet redemptions, instead of liquidating the Fund's positions in variable rate demand notes. During tax season, yields on variable rate demand notes usually rise as dealers try to discourage selling by making the yields as attractive as possible. We expect to maintain a short average portfolio maturity to capitalize on this temporary event, unless technical weakness provides us with an opportunity to further extend maturity with either our commercial paper holdings or to purchase fixed-rate notes with a longer maturity.

In Conclusion

We thank you for your support of CMA California Municipal Money Fund, and we look forward to serving your investment needs in the future.


Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Helen M. Sheehan

Helen M. Sheehan
Vice President and Portfolio Manager

May 7, 1998

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Officers and Trustees
--------------------------------------------------------------------------------

Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

--------------------------------------------------------------------------------

Important Tax Information
--------------------------------------------------------------------------------

All of the net investment income distributions paid daily by CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.


*   For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
    262-4636].

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Schedule of Investments as of March 31, 1998                      (in Thousands)
================================================================================

                    Face                                                                                            Value
State              Amount                                                Issue                                    (Note 1a)
--------------------------------------------------------------------------------------------------------------------------
California--      $ 13,000          Abag Finance Authority for Nonprofit Corporations, California
93.0%                               (University of California Project), VRDN, 3.60% due 12/01/2001 (a) ........   $ 13,000
                    10,435          California HFA, M/F Housing Revenue Bonds, VRDN, AMT, Series III-C,
                                    3.55% due 8/01/2039 (a) ...................................................     10,435
                     4,740          California HFA, Revenue Bonds, COP, VRDN, UT, Series STP-249,
                                    3.70% due 8/01/2028 (a) ...................................................      4,740
                                    California Health Facilities Financing Authority Revenue Bonds, VRDN (a):
                     2,100                (Adventist Hospital), Series B, 3.35% due 9/01/2028 (b) .............      2,100
                    13,840                (Pooled Loan Program), Series 85-B, 3.40% due 10/01/2010 (c) ........     13,840
                     2,300                (Pooled Loan Program), Series A, 3.40% due 6/01/2007 ................      2,300
                     3,600                Refunding (Sutter Health Hospital), Series B, 3.60%
                                          due 7/01/2012 (d) ...................................................      3,600
                    14,850                Refunding (Sutter Health Hospital), Series C, 3.60%
                                          due 7/01/2022 (e) ...................................................     14,850
                     6,600                (Scripps Memorial Hospital), Series A, 3.40% due 12/01/2005 (b) .....      6,600
                     8,530                (Scripps Memorial Hospital), Series B, 3.40% due 12/01/2015 (b) .....      8,530
                     5,600          California Pollution Control Financing Authority, Environmental
                                    Improvement Revenue Bonds (Atlantic), VRDN, 3.65% due 12/01/2032 (a) ......      5,600
                                    California Pollution Control Financing Authority, PCR, Refunding
                                    (Pacific Gas and Electric):
                     5,200                CP, Series D, 3.45% due 5/08/1998 ...................................      5,200
                     8,100                CP, Series E, 3.35% due 5/01/1998 ...................................      8,100
                    23,000                CP, Series E, 3.25% due 5/12/1998 ...................................     23,000
                     5,900                CP, Series E, 3.40% due 7/14/1998 ...................................      5,900
                    11,400                VRDN, AMT, Series D, 3.60% due 1/01/2010 (a) ........................     11,400
                     5,000                VRDN, Series F, 3.60% due 11/01/2026 (a) ............................      5,000
                                    California Pollution Control Financing Authority, PCR (Southern
                                    California Edison Co.), CP:
                     8,000                Series A, 3.65% due 2/28/2008 .......................................      8,000
                    13,000                Series B, 3.65% due 2/28/2008 .......................................     13,000
                     8,700                Series C, 3.65% due 2/28/2008 .......................................      8,700
                    15,700                Series D, 3.40% due 6/15/1998 .......................................     15,700
                                    California Pollution Control Financing Authority, Resource
                                    Recovery Revenue Bonds, VRDN, AMT (a):
                     3,300                (Atlantic Richfield Company Project), Series A, 3.70%
                                          due 12/01/2024 ......................................................      3,300
                     9,900                (Delano Project), 3.70% due 8/01/2019 ...............................      9,900
                    11,900                (Delano Project), 3.70% due 8/01/2019 ...............................     11,900
                    22,200                (Delano Project), Series 1991, 3.70% due 8/01/2019 ..................     22,200
                     7,800                (Honey Lake Power Project), 3.70% due 9/01/2018 .....................      7,800
                    15,400                Refunding (Ultra Power Malaga Project), Series A, 3.70%
                                          due 4/01/2017 .......................................................     15,400
                     4,300                Refunding (Ultra Power Malaga Project), Series B, 3.70%
                                          due 4/01/2017 .......................................................      4,300
                    15,200                Refunding (Ultra Power Rocklin Project), Series A, 3.70%
                                          due 6/01/2017 .......................................................     15,200
                     8,600                Refunding (Ultra Power Rocklin Project), Series B, 3.70%
                                          due 6/01/2017 .......................................................      8,600
                     6,700          California Pollution Control Financing Authority, Solid Waste Disposal
                                    Revenue Bonds (Shell Martinez Refining), VRDN, AMT, Series A,
                                    3.60% due 10/01/2031 (a) ..................................................      6,700
==========================================================================================================================

Portfolio Abbreviations for CMA California Municipal Money Fund

ACES(SM) Adjustable Convertible Extended Securities
AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
CP       Commercial Paper
GO       General Obligation Bonds
HFA      Housing Financing Agency
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
MSTR     Municipal Securities Trust Receipts
PCR      Pollution Control Revenue Bonds
RAN      Revenue Anticipation Notes
TAN      Tax Anticipation Notes
TRAN     Tax Revenue Anticipation Notes
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Schedule of Investments as of March 31, 1998 (Continued)          (in Thousands)
================================================================================

                    Face                                                                                            Value
State              Amount                                                Issue                                    (Note 1a)
--------------------------------------------------------------------------------------------------------------------------
California        $ 25,000          California Public Capital Improvements Financing Authority Revenue Bonds
(continued)                         (Pooled Loan Project), Series D, 3.60% due 6/15/1998 ......................  $  25,000
                                    California State Economic Development Financing Authority, IDR, VRDN (a):
                     4,000                (Harvel Plastics Inc. Project), 3.90% due 3/01/2010 .................      4,000
                     5,000                (Kuhnash Properties/Arkay Project), AMT, 3.65% due 4/01/2017 ........      5,000
                    94,675          California State, GO, CP, 4.50% due 6/30/1998 94,852
                                    California State, MSTR, VRDN (a):
                     8,700                Series SGA 58, 3.70% due 6/01/2026 (c) ..............................      8,700
                     4,470                Series SGA 72, 3.70% due 6/01/2017 (c) ..............................      4,470
                     1,000                Series SGB 15, 3.70% due 8/01/2019 ..................................      1,000
                     6,235          California State, VRDN, UT, Series 1996 SG-84, 3.70% due 3/01/2020 (a)(e) .      6,235
                                    California Statewide Community Development Authority, M/F Revenue Bonds,
                                    VRDN, AMT (a):
                    10,000                (Canyon Creeks Apartments), Series C, 3.50% due 8/15/2025 (f) .......     10,000
                     3,660                (Greenback Manor Apartments), Series A, 3.70% due 2/01/2028 .........      3,660
                     4,200                (Kimberly Woods), Series B, 3.50% due 6/15/2025 (f) .................      4,200
                     1,900          California Statewide Community Development Authority Revenue Bonds,
                                    COP (Saint Joseph's Health Systems Group), VRDN, 3.60% due 7/01/2024 (a) ..      1,900
                    10,300          California Statewide Community Development Authority Solid Waste
                                    Facilities Revenue Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT,
                                    3.70% due 12/15/2024 (a) ..................................................     10,300
                   116,000          California Transportation Finance Authority, VRDN, 3.60%
                                    due 10/01/2027 (a)(e) .....................................................    116,000
                                    Chula Vista, California, IDR, Refunding (San Diego Gas and Electric Co.),
                                    VRDN, AMT (a):
                    13,500                Series A, 3.70% due 3/01/2023 .......................................     13,500
                    17,200                Series B, 3.70% due 12/01/2021 ......................................     17,200
                                    Chula Vista, California, IDR (San Diego Gas & Electric Co.), CP, AMT,
                                    Series D:
                    10,000                3.25% due 4/01/1998 .................................................     10,000
                    20,000                3.55% due 6/10/1998 .................................................     20,000
                    20,000                3.35% due 6/12/1998 .................................................     20,000
                    10,000                3.50% due 7/14/1998 .................................................     10,000
                    10,000          Contra Costa County, California, CP, 3.15% due 4/01/1998 ..................     10,000
                                    Eagle Tax-Exempt Trust, VRDN (a):
                    14,800                California HFA, M/F, Series 1994 C-7, 3.62% due 8/01/2023 ...........     14,800
                     9,300                California State, Series 95, Class 0151, 3.62% due 11/01/2020 .......      9,300
                     9,500                California State, Series 95, Class 0501, 3.43% due 2/01/2006 ........      9,500
                    15,300                Series 1994 C-6, 3.62% due 8/01/2017 ................................     15,300
                                    East Bay, California, Municipal Utility District, Wastewater Treatment
                                    System Revenue Bonds, CP:
                    13,800                3.35% due 6/10/1998 .................................................     13,800
                     7,550                3.45% due 6/11/1998 .................................................      7,550
                    18,600                3.40% due 7/14/1998 .................................................     18,600
                     7,050          Fontana, California, M/F Housing Revenue Bonds (Springtime Apartments
                                    Project), VRDN, Series A, 3.70% due 12/01/2016 (a) ........................      7,050
                    12,150          Fremont, California, Unified School District (Alameda County), MSTR, VRDN,
                                    UT, Series SGA-37, 3.65% due 8/01/2020 (a)(b) .............................     12,150
                                    Golden Empire Schools Financing Authority, California, Revenue Refunding
                                    Bonds, VRDN (a):
                     8,800                (Golden Empire Project), Series B, 3.45% due 12/01/2024 .............      8,800
                    11,100                (Kern High School District), Series A, 3.45% due 12/01/2024 .........     11,100
                     6,620          Highland, California, Redevelopment Agency, M/F Housing Revenue Bonds
                                    (Jeffery Court Senior Apartments), VRDN, 3.65% due 3/01/2028 (a) ..........      6,620

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Schedule of Investments as of March 31, 1998 (Continued)          (in Thousands)
================================================================================

                    Face                                                                                            Value
State              Amount                                                Issue                                    (Note 1a)
--------------------------------------------------------------------------------------------------------------------------
California        $ 20,000          Kern County, California, Superintendent of Schools, COP, VRDN, Series A,
(continued)                         3.65% due 12/01/2021 (a) ..................................................   $ 20,000
                    18,985          Loma Linda, California, M/F Housing Revenue Bonds (Loma Linda Springs
                                    Apartments), VRDN, 3.40% due 7/01/2019 (a) ................................     18,985
                                    Long Beach, California, Harbor Revenue Bonds, CP, AMT, Series A:
                    17,000                3.55% due 6/10/1998 .................................................     17,000
                    16,500                3.60% due 6/19/1998 .................................................     16,500
                    25,000          Long Beach, California, TRAN, 4.50% due 10/08/1998 ........................     25,086
                     3,000          Los Angeles, California, Department of Airports, Airport Revenue
                                    Municipal Trust Bonds, VRDN, AMT, Series SG-61, 3.67%
                                    due 5/15/2020 (a)(c) ......................................................      3,000
                                    Los Angeles, California, Department of Water and Power Revenue Bonds, CP:
                    24,700                3.20% due 4/01/1998 .................................................     24,700
                    10,000                3.20% due 5/01/1998 .................................................     10,000
                     7,200                3.30% due 5/14/1998 .................................................      7,200
                     4,900                3.30% due 6/12/1998 .................................................      4,900
                    20,000                3.40% due 6/15/1998 .................................................     20,000
                    11,000                3.50% due 7/14/1998 .................................................     11,000
                     4,300                3.55% due 7/14/1998 .................................................      4,300
                     4,005          Los Angeles, California, Department of Water and Power, Revenue Bonds
                                    (Electric Plant), MSTR, VRDN, Series SGA-6, 3.65% due 11/15/2019 (a) ......      4,005
                     5,000          Los Angeles, California, Harbor Department Revenue Bonds, VRDN, AMT,
                                    Series SG-59, 3.67% due 8/01/2026 (a)(b) ..................................      5,000
                     5,200          Los Angeles, California, M/F Housing Revenue Bonds (Casden Project),
                                    VRDN, Series K, 3.55% due 7/01/2010 (a) 5,200 Los Angeles,
                                    California, M/F Housing Revenue Refunding Bonds, VRDN (a):
                    12,660                (Canyon Creek Project), Series C, 3.45% due 12/01/2010 ..............     12,660
                     8,340                (Mountainback Apartment Project), Series B, 3.45% due 12/01/2010 ....      8,340
                                    Los Angeles, California, Unified School District, TRAN:
                     8,400                Series A, 4.50% due 7/01/1998 .......................................      8,414
                    12,445                Series B, 4.50% due 10/01/1998 ......................................     12,485
                    14,300          Los Angeles, California, Wastewater System Revenue Bonds, CP, 3.45%
                                    due 6/10/1998 .............................................................     14,300
                    15,000          Los Angeles County, California, CP, 2.90% due 4/01/1998 ...................     15,000
                                    Los Angeles County, California, Capital Asset Leasing Corporation,
                                    Leasehold Revenue Bonds, CP:
                     5,000                3.40% due 4/14/1998 .................................................      5,000
                    14,250                3.30% due 5/01/1998 .................................................     14,250
                     8,200                3.35% due 5/01/1998 .................................................      8,200
                     6,500                3.70% due 6/10/1998 .................................................      6,500
                     3,000          Los Angeles County, California, Local Education Agency, COP, TRAN,
                                    Series B, 4.50% due 9/30/1998 (e) .........................................      3,008
                                    Los Angeles County, California, Metropolitan Transportation Authority,
                                    Revenue Bonds, VRDN (a)(e):
                    33,675                Series SGB-1, 3.70% due 7/01/2025 ...................................     33,675
                    13,000                Series SGB-2, 3.70% due 7/01/2021 ...................................     13,000
                     5,400                Series SGB-3, 3.70% due 7/01/2016 ...................................      5,400
                                    Los Angeles County, California, Metropolitan Transportation Authority,
                                    Sales Tax Revenue Bonds, VRDN (a):
                    12,530                Series SG-46, 3.70% due 7/01/2017 (d) ...............................     12,530
                    43,000                Series SG-55, 3.70% due 7/01/2018 (b) ...............................     43,000
                     1,000          Los Angeles County, California, Public Works Financing Authority,
                                    Lease Revenue Refunding Bonds (Master Refunding Project), Series A,
                                    4% due 3/01/1999 (e) ......................................................      1,004

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Schedule of Investments as of March 31, 1998 (Continued)          (in Thousands)
================================================================================

                    Face                                                                                            Value
State              Amount                                                Issue                                    (Note 1a)
--------------------------------------------------------------------------------------------------------------------------
California                          Metropolitan Water District (Southern California), CP, Series B:
(continued)        $ 7,400                3.15% due 4/01/1998 .................................................    $ 7,400
                    21,800                3.45% due 6/10/1998 .................................................     21,800
                     1,600                3.40% due 7/14/1998 .................................................      1,600
                    10,000          Metropolitan Water District (Southern California), Waterworks Revenue
                                    Bonds, VRDN, Series C, 3.05% due 7/01/2028 (a) ............................     10,000
                     7,435          Monrovia, California, Unified School District, MSTR, VRDN, Series 1997
                                    SGA-70, 3.65% due 8/01/2022 (a)(b) ........................................      7,435
                    13,570          Port Oakland, California, Revenue Bonds, MSTR, VRDN, AMT, Series 1997
                                    SG-112, 3.67% due 11/01/2025 (a)(b) .......................................     13,570
                     7,570          Redlands, California, COP, Refunding (Sewer Facilities Project), VRDN,
                                    3.30% due 9/01/2017 (a)(c) ................................................      7,570
                                    Redlands, California, M/F Housing Revenue Bonds, VRDN, Series A (a):
                     3,300                (Orange Village Apartments Project), AMT, 3.70% due 8/01/2018 .......      3,300
                    12,500                Refunding (Parkview Terrace Project), 3.35% due 2/01/2016 ...........     12,500
                                    Regents of the University of California, CP:
                    25,000                3.15% due 4/06/1998 .................................................     25,000
                    15,521                Series B, 3.20% due 4/01/1998 .......................................     15,521
                     8,000                Series B, 3.20% due 5/01/1998 .......................................      8,000
                    26,500                Series B, 3.40% due 5/01/1998 .......................................     26,500
                    20,000                Series B, 3.55% due 7/14/1998 .......................................     20,000
                                    Riverside County, California, COP (Riverside County Public
                                    Facilities), ACES (a):
                     5,353                Series A, 3.45% due 12/01/2015 ......................................      5,353
                     2,475                Series D, 3.45% due 12/01/2015 ......................................      2,475
                     9,970          Riverside County, California, School Financing Authority, RAN, 4.50%
                                    due 10/01/1998 ............................................................     10,000
                     4,300          Roseville, California, Finance Authority, Hospital Lease Revenue Bonds
                                    (Roseville Hospital), VRDN, Series A, 3.35% due 10/01/2014 (a) ............      4,300
                    20,000          Sacramento, California, City Unified School District, TRAN, 4.25%
                                    due 12/01/1998 ............................................................     20,058
                     5,760          Sacramento, California, Municipal Utility District, Electric Revenue
                                    Bonds, VRDN, Series SGB-4, 3.70% due 8/15/2021 (a)(d) .....................      5,760
                     7,000          Sacramento County, California TRAN, 4.50% due 9/30/1998 ...................      7,022
                     7,444          Sacramento Municipal Utility District, California, CP, 3.50%
                                    due 5/08/1998 .............................................................      7,444
                     3,700          San Bernardino, California, M/F Housing Revenue Refunding Bonds
                                    (Village Crossing), VRDN, Series A, 3.65% due 2/01/2027 (a) ...............      3,700
                     6,000          San Bernardino County, California, Residential Mortgage Revenue
                                    Refunding Bonds (Ramona Garden), VRDN, Series A, 3.40% due 2/01/2017 (a) ..      6,000
                     2,000          San Diego, California, IDR, Refunding (San Diego Gas & Electric), CP,
                                    Series A, 3.40% due 6/15/1998 .............................................      2,000
                                    San Diego, California, M/F Housing Authority Revenue Bonds, VRDN (a):
                     7,540                (La Cima Apartments), Series K, 3.35% due 12/01/2008 ................      7,540
                    17,050                (Nobel Court Apartments), 3.35% due 12/01/2008 ......................     17,050
                     4,000          San Diego, California, Sewer Revenue Bonds, VRDN, Series SG-14, 3.62%
                                    due 5/15/2020 (a)(b) ......................................................      4,000
                    27,280          San Diego, California, TAN, Series A, 4.50% due 9/30/1998 .................     27,364
                     3,000          San Diego, California, Unified School District, TRAN, Series B,
                                    4.75% due 1/29/1999 .......................................................      3,029
                    29,960          San Diego County, California, TRAN, 4.50% due 9/30/1998 ...................     30,052

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Schedule of Investments as of March 31, 1998 (Concluded)          (in Thousands)
================================================================================

                    Face                                                                                            Value
State              Amount                                                Issue                                    (Note 1a)
--------------------------------------------------------------------------------------------------------------------------
California                          San Francisco, California, City and County Airports Commission
(concluded)                         (San Francisco International Airport), VRDN (a):
                  $ 16,555                MSTR, AMT, Series SG-116, 3.67% due 5/01/2026 .......................   $ 16,555
                     3,800                MSTR, AMT, Series SGA-56, 3.70% due 5/01/2026 (b) ...................      3,800
                     3,645                Series SG-88, MSTR, 3.62% due 5/01/2021 (c) .........................      3,645
                    12,590                Series SG-113, 3.62% due 5/01/2026 (c) ..............................     12,590
                                    San Joaquin County, California, Transportation Authority, Sales Tax
                                    Revenue Bonds, CP:
                    10,000                3.15% due 5/01/1998 .................................................     10,000
                     5,000                3.40% due 5/01/1998 .................................................      5,000
                                    San Jose, California, M/F Housing Revenue Bonds, VRDN, Series A (a):
                    13,000                (Siena at Renaissance), AMT, 3.60% due 12/01/2029 ...................     13,000
                     6,360                (Timberwood), 3.40% due 2/01/2020 ...................................      6,360
                     2,000          San Jose-Santa Clara, California, Water Financing Authority, Sewer
                                    Revenue Bonds, VRDN, Series SG-49, 3.62% due 11/15/2020 (a)(c) ............      2,000
                     5,400          Santa Barbara County, California, TRAN, Series A, 4.50% due 10/01/1998 ....      5,419
                     8,690          Santa Clara County, California, TRAN, 4.75% due 10/01/1998 ................      8,728
                     5,325          Santa Rosa, California, M/F Housing Revenue Bonds (Oak Creek Apartments
                                    Project), VRDN, AMT, Series A, 3.70% due 6/01/2018 (a) ....................      5,325
                     3,550          Simi Valley, California, Community Redevelopment Agency, M/F Housing
                                    Revenue Bonds (Ashlee Manor Project), VRDN, AMT, Series A, 3.70% due
                                    10/01/2017 (a) ............................................................      3,550
                    12,000          Simi Valley, California, M/F Housing Revenue Bonds (Shadowridge
                                    Apartments), VRDN, 3.70% due 9/01/2019 (a) ................................     12,000
                     8,290          Southern California Public Power Authority, Power Project Revenue Bonds,
                                    VRDN, Series 90-A, 3.70% due 1/01/2007 (a) ................................      8,290
                     3,100          Southern California Public Power Authority, Transmission Project Revenue
                                    Refunding (Southern Transmission), VRDN, 3.25% due 7/01/2019 (a) ..........      3,100
                                    State of California, CP:
                    15,000                3.10% due 4/13/1998 .................................................     15,000
                    22,800                3.10% due 4/13/1998 .................................................     22,800
                    35,800                3.45% due 4/16/1998 .................................................     35,800
                     5,000                3.10% due 4/17/1998 .................................................      5,000
                    12,000                3.40% due 4/20/1998 .................................................     12,000
                    27,300                3.45% due 4/20/1998 .................................................     27,300
                    17,500                3.65% due 5/01/1998 .................................................     17,500
                    27,600          Victor Valley, California, Community College District, COP (Capital
                                    Improvement Financing Project), VRDN, 3.65% due 12/01/2024 (a) ............     27,600
--------------------------------------------------------------------------------------------------------------------------
Puerto Rico--                       Puerto Rico Commonwealth, Government Development Bank Revenue Bonds:
6.3%                14,160                3.25% due 4/09/1998 .................................................     14,160
                    18,000                3.15% due 4/13/1998 .................................................     18,000
                    10,000                3.25% due 4/15/1998 .................................................     10,000
                    75,000          Puerto Rico Commonwealth, TRAN, Series A, 4.50% due 7/30/1998 .............     75,204
                     8,760          Puerto Rico, Electric Power Authority, Power Revenue Bonds, MSTR, VRDN,
                                    Series SGA-43, 3.60% due 7/01/2022 (a)(b) .................................      8,760
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments (Cost--$1,990,953)--99.3% ...............................  1,990,953
                                    Other Assets Less Liabilities--0.7% .......................................     14,710
                                                                                                                ----------
                                    Net Assets--100.0% ........................................................ $2,005,663
                                                                                                                ==========
==========================================================================================================================

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the interest rate in effect at March 31, 1998.
(b) MBIA Insured.
(c) FGIC Insured.
(d) AMBAC Insured.
(e) FSA Insured.
(f) FNMA Collateralized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Statement of Assets and Liabilities as of March 31, 1998
================================================================================

Assets:
Investments, at value (identified cost--$1,990,952,978*) (Note 1a) ...                  $ 1,990,952,978
Cash .................................................................                           31,500
Receivables:
   Interest ..........................................................   $ 14,415,331
   Securities sold ...................................................         25,763        14,441,094
                                                                         ------------
Prepaid registration fees and other assets (Note 1d) .................                        1,798,072
                                                                                        ---------------
Total assets .........................................................                    2,007,223,644
                                                                                        ---------------
Liabilities:
Payables:
   Investment adviser (Note 2) .......................................        733,683
   Distributor (Note 2) ..............................................        565,625         1,299,308
                                                                         ------------
Accrued expenses and other liabilities ...............................                          261,504
                                                                                        ---------------
Total liabilities ....................................................                        1,560,812
                                                                                        ---------------
Net Assets ...........................................................                  $ 2,005,662,832
                                                                                        ===============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value,
unlimited number of shares authorized ................................                  $   200,662,264
Paid-in capital in excess of par .....................................                    1,805,958,716
Accumulated realized capital losses--net (Note 4) ....................                         (958,148)
                                                                                        ---------------
Net Assets--Equivalent to $1.00 per share based on
2,006,622,639 shares of beneficial interest outstanding ..............                  $ 2,005,662,832
                                                                                        ===============

* Cost for Federal income tax purposes was $1,990,960,039. As of March 31, 1998, net unrealized depreciation for Federal income tax purposes amounted to $7,061, all of which related to depreciated securities.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Statement of Operations for the Year Ended March 31, 1998
================================================================================

Investment Income (Note 1c):
Interest and amortization of premium earned ...........             $62,786,633

Expenses:
Investment advisory fees (Note 2) ..................... $7,429,249
Distribution fees (Note 2) ............................  2,160,142
Transfer agent fees (Note 2) ..........................    216,686
Registration fees (Note 1d) ...........................    168,311
Accounting services (Note 2) ..........................    134,365
Custodian fees ........................................     98,656
Professional fees .....................................     70,267
Trustees' fees and expenses ...........................     12,389
Pricing fees ..........................................        550
Other .................................................     13,666
                                                        ----------
Total expenses ........................................              10,304,281
                                                                    -----------
Investment income--net ................................              52,482,352
Realized Loss on Investments--Net (Note 1c) ...........                 (44,912)
                                                                    -----------
Net Increase in Net Assets Resulting from Operations ..             $52,437,440
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Statements of Changes in Net Assets
================================================================================

                                                                         For the Year Ended March 31,
                                                                      ----------------------------------
Increase (Decrease) in Net Assets:                                           1998               1997
--------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ............................................   $    52,482,352    $    42,120,588
Realized gain (loss) on investments--net ..........................           (44,912)            26,624
                                                                      ---------------    ---------------
Net increase in net assets resulting from operations ..............        52,437,440         42,147,212
                                                                      ---------------    ---------------
Dividends to Shareholders (Note 1e):
Investment income--net ............................................       (52,480,433)       (42,120,540)
                                                                      ---------------    ---------------
Net decrease in net assets resulting from dividends to shareholders       (52,480,433)       (42,120,540)
                                                                      ---------------    ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares ..................................     7,751,865,673      6,159,698,384
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e) ...............................................        52,479,878         42,121,016
                                                                      ---------------    ---------------
                                                                        7,804,345,551      6,201,819,400
Cost of shares redeemed ...........................................    (7,364,441,995)    (6,057,183,986)
                                                                      ---------------    ---------------
Net increase in net assets derived from beneficial
interest transactions .............................................       439,903,556        144,635,414
                                                                      ---------------    ---------------
Net Assets:
Total increase in net assets ......................................       439,860,563        144,662,086
Beginning of year .................................................     1,565,802,269      1,421,140,183
                                                                      ---------------    ---------------
End of year .......................................................   $ 2,005,662,832    $ 1,565,802,269
                                                                      ===============    ===============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Financial Highlights
================================================================================

The following per share data and ratios
have been derived from information provided
in the financial statements.                                     For the Year Ended March 31,
                                             ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:         1998         1997           1996          1995          1994
---------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .......   $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                             ----------    ----------    ----------    ----------    ----------
Investment income--net ...................          .03           .03           .03           .03           .02
                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations .........          .03           .03           .03           .03           .02
                                             ----------    ----------    ----------    ----------    ----------
Less dividends from investment income--net         (.03)         (.03)         (.03)         (.03)         (.02)
                                             ----------    ----------    ----------    ----------    ----------
Net asset value, end of year .............   $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                             ==========    ==========    ==========    ==========    ==========
Total Investment Return ..................         3.06%         2.90%         3.15%         2.66%         1.93%
                                             ==========    ==========    ==========    ==========    ==========
Ratios to Average Net Assets:
Expenses .................................          .59%          .60%          .64%          .63%          .62%
                                             ==========    ==========    ==========    ==========    ==========
Investment income--net ...................         3.00%         2.85%         3.11%         2.62%         1.91%
                                             ==========    ==========    ==========    ==========    ==========
Supplemental Data:
Net assets, end of year (in thousands) ...   $2,005,663    $1,565,802    $1,421,140    $1,168,234    $1,225,160
                                             ==========    ==========    ==========    ==========    ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies:

CMA California Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,919 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Notes to Financial Statements (Concluded)
================================================================================

not exceeding $1 billion, and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1998, the Fund had a net capital loss carryforward of approximately $951,000, of which $433,000 expires in 2002, $476,000 expires in 2003 and
$42,000 expires in 2006. This amount will be available to offset a like amount of any future taxable gains.

--------------------------------------------------------------------------------
CMA California Municipal Money Fund
Independent Auditors' Report
================================================================================

The Board of Trustees and Shareholders,
CMA California Municipal Money Fund of
CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 8, 1998

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA California
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011    11211--3/98

[RECYCLING LOGO] Printed on post-consumer recycled paper